UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On July 8, 2025, Lindblad Expeditions Holdings, Inc. (the “Company”), Natural Habitat, Inc. (“NatHab”) and Ben Bressler (“Bressler”) entered into the Third Amendment to the Stockholders’ Agreement, dated as of May 6, 2016 (the “Third Amendment”) to replace the 2026 put right for the Company’s purchase of all of Bressler’s remaining interest in NatHab with a perpetual put right that may be exercised annually for so long as Bressler holds any interest in NatHab.

The foregoing description of the Third Amendment is qualified in entirety by the full text of the Third Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2025, the Company, NatHab and Bressler entered into the Second Amended and Restated Employment Agreement which amends and restates the Amended and Restated Employment Agreement dated as of December 1, 2022, which previously amended and restated (and superseded) the Employment Agreement dated as of May 4, 2016 (the “Employment Agreement”) to (i) create a Bonus Pool (as defined in the Employment Agreement) based on NatHab’s and its consolidated subsidiaries’ net profits for the applicable year, which Bonus Pool may be distributed in the form of a Net Profit Bonus (as defined in the Employment Agreement) to Bressler, (ii) provide Bressler with the ability to receive options in connection with the exercise of the perpetual put right pursuant to the Third Amendment, (iv) extend the term of the Employment Agreement through December 31, 2028, and (v) make certain clarifying changes, such as removing references to past compensation opportunities that have expired.

The foregoing description of the Employment Agreement is qualified in entirety by the full text of the employment agreement, a copy of which is attached as Exhibit 10.2 to this Form 8-K.

Item 9.01              Financial Statements and Exhibits.

Exhibit 10.1	Third Amendment to Stockholders’ Agreement by and among Lindblad Expeditions Holdings, Inc. Natural Habitat, Inc. and Ben Bressler.
Exhibit 10.2	Second Amended and Restated Employment Agreement by and between Lindblad Expeditions Holdings, Inc., Natural Habitat, Inc. and Ben Bressler.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

July 11, 2025	By:	/s/ Natalya Leahy
Natalya Leahy Chief Executive Officer